EXHIBIT 10(j)
                                                                   -------------


April 1, 2002

Insilco Technologies, Inc.
425 Metro Place North
Dublin, OH 43017

Attention: Mr. David A. Kauer, President & Chief Executive Officer


Insilco Technologies, Inc. (the "Company") has requested that we consent to the inclusion of our report on the Company's consolidated financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999 in the annual report on Form 10-K dated April 1, 2002.

By agreeing to the terms of this letter, you agree to indemnify KPMG LLP ("KPMG") from certain risks inherent in including our audit report on the Company's consolidated financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999 in the annual report on Form 10-K dated April 1, 2002. Specifically, you agree to indemnify and hold KPMG harmless against and from any and all legal costs and expenses (including reasonable fees and expenses of attorneys, experts and consultants) which we may incur in connection with our successful defense of any legal action or proceeding that may arise as a result of our consent to the inclusion of our report on the Company's consolidated financial statements in the annual report on Form 10-K dated April 1, 2002, whether brought under the federal securities laws or other statutes, state statute or common law, or otherwise. In the event KPMG incurs legal costs or expenses indemnified hereunder, you agree to reimburse KPMG for those costs as incurred on a monthly basis. KPMG shall not be indemnified, and shall refund to you, any amounts paid to it pursuant to this indemnification in the event there is court adjudication that we are guilty of professional malpractice, or in the event that KPMG becomes liable for any part of the plaintiff's damages by virtue of settlement. In the event KPMG is requested pursuant to subpoena or other legal process to produce its documents relating to the Company in judicial or administrative proceedings to which KPMG is not a party, the Company shall reimburse KPMG at standard billing rates for its professional time and expenses, including reasonable attorney's fees, incurred in responding to such requests.



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Please indicate your acceptance of these terms by signing and returning a copy of this letter to me.

Very truly yours,

KPMG LLP

/S/ THOMAS C. DONOHOE
---------------------------
THOMAS C. DONOHOE
PARTNER





ACCEPTED:


/S/ DAVID A. KAUER
---------------------------
DAVID A. KAUER
Insilco Technologies, Inc.
David A. Kauer
PRESIDENT & CHIEF EXECUTIVE OFFICER


April 1, 2002
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Date